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Exhibit 10.34
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                                                    May 29, 1996

Mr. Joseph M. Tucci
10 Mountain Laurel Drive
Unit No. 604
Nashua, NH 03060

        RE:    Amendment to March 9, 1993 Agreement, as amended

Dear Joe:

        This letter constitutes a fourth amendment to the March 9, 1993 letter agreement between Wang Laboratories, Inc. ("WLI") and you relative to your employment by WLI as its Chief Executive Officer and Chairman of the Board of Directors (the "Employment Letter"), as amended most recently on November 14, 1995. WLI has agreed with you that the Employment Letter is amended as follows:

1. Paragraph 1 of the Employment Letter is hereby amended to delete the words "and end on January 31, 1996 (the "Termination Date")."

2. Paragraph 2(b)(ii) of the Employment Letter is hereby amended to delete from the 4th through the 9th lines thereof the words "[I]n the event that the term of this employment agreement is not extended beyond the Termination Date, the bonus for the period from July 1, 1995 to January 31, 1996, shall be targeted proportionately."

3. Paragraph 1 of the first amendment to the Employment Letter, dated June 22, 1994, is hereby deleted in its entirety.

4. Paragraph 6 of the second amendment to the Employment Letter, dated April 26, 1995, which replaced and superseded Paragraph 6 of the Employment Letter, is hereby amended to delete from the third line thereof the words "prior to the Termination Date."

        The Employment Letter is hereby ratified and confirmed, except as expressly modified herein.

                                        WANG LABORATORIES, INC.


                                        By: /s/ Paul E. Tsongas
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                                           Paul E. Tsongas, Chairman
                                           Organization, Compensation
                                           and Nominating Committee

Agreed to:


/s/ Joseph M. Tucci
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Joseph M. Tucci